Equity	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Equity

Note 14—Equity

The Company is authorized to issue up to 2,500,000 shares of $1.00 par value common stock Class A and had 100 shares outstanding at December 31, 2011 and 2010, respectively. The Company is also authorized to issue 500,000 shares of $1.00 par value preferred stock. As of December 31, 2011, no shares of preferred stock have been issued.

As previously discussed in Note 1, the Company received net assets of the merchant acquiring business and TicketPop business from Banco Popular on June 30, 2010. Expenses allocated to the merchant acquiring business and TicketPop business in EVERTEC were recorded as capital contributions from an affiliate, since there were no stated repayments scheduled for such expenses. Cash from operating activities of these businesses for the year ended December 31, 2009 was presented as distributions to an affiliate in the combined statements of cash flows and the combined statements of stockholder’s (or owner’s) equity since the affiliate retained the cash generated from the operations of these businesses. Since June 30, 2010, cash from operating activities related to these businesses is included in the net cash provided by operating activities from continuing operations in the accompanying consolidated and combined statements of cash flows.

The senior secured credit facilities and the senior notes contain various covenants that limit the Company’s ability to pay dividends or make distributions. See Note 11.